Putnam
Investment Grade
Municipal
Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Rising interest rates are not good news for bond investors, but the impact of this news in the municipal bond market was somewhat deflected in the face of steady demand for municipals and shrinking supply. Recently, long-term Treasuries edged past 6% for the first time in more than a year. Long-term municipal bond yields have risen too but not as dramatically, illustrating the resistance of the municipal market to a rise in interest rates. This relative stability in an uncertain rate environment has enabled Putnam Investment Grade Municipal Trust to deliver solid performance and attractive levels of income for the six months ended May 31, 1999.

Total return for 6 months ended 5/31/99

     Net asset value            Market price
----------------------------------------------------------------
           1.18%                    0.77%
----------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* SUPPLY LOW; DEMAND REMAINS STRONG

This year's climbing interest rates continued to take their toll on new-issue volume, as the national supply fell 40% compared with the spring of 1998. On the demand side, cash flow into municipal bonds has increased -- a by-product of a volatile stock market and investors' need to rebalance their portfolios. The ensuing supply/demand relationship is positive for the municipal bond market and should help support bond prices in a rising interest-rate environment.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Utilities             24.9%

Transportation        22.4%

Health care           16.5%

Housing               11.1%

Education              7.1%

Footnote reads:
*Based on net assets as of 5/31/99. Holdings will vary over time.


As interest rates have moved up, Fund Manager Richard Wyke has begun the process of increasing maturities incrementally in order to lock in higher yields. He cannot predict when interest rates will reach their peak, of course, but he does believe that this is a good time to implement this strategy.

* EMPHASIS ON TRANSPORTATION, UTILITY SECTORS

Rick has identified two industry sectors that continue to provide rewarding results: transportation and utilities. The economy's strength affords solid underpinnings for the transportation industry -- especially airlines and air freight. As an example, Denver City & County Airport revenue bonds continue to provide solid income for the fund. A record number of passengers traveled through this airport in 1998, and net income and revenues increased as well.


"Though municipal bonds aren't the conspicuous value they were last year -- when yields on Treasury bonds and municipals were nearly identical -- tax-free bonds are still attractive."

-- Forbes, April 5, 1999


In the utility sector, Rick believes that while deregulation and restructuring are still in the early stages, the prices of many municipal electric utility bonds have already been fully discounted and now represent significant value. For example, two Nevada revenue bond issues, Southwest Gas Company and Nevada Power Company, contributed to the fund's positive performance. Nevada Power has a strong service territory with a concentration of nonnuclear power assets. The proposed merger of Southwest Gas with ONEOK would create the largest independent gas distributor in the United States. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A -- 11.5%

Baa/BBB -- 31.1%

Ba/BB and below -- 8.7%

Aaa/AAA -- 45.4%

Aa/AA -- 3.3%

Footnote reads:
* As a percentage of market value as of 5/31/99. A bond rated Baa or higher is considered investment grade. All ratings reflect Standard & Poor's and Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* OUTLOOK: INFLATION SLIGHTLY HIGHER BUT STILL LOW

With some indications that inflation may be starting to rise, the consumer price index is moving toward an annualized core inflation rate of approximately 2%. Since inflation in 1998 was practically nonexistent, a move to 2% may seem tremendous but is actually still well below the 4% that has generally been considered average. Despite some signs of inflation, we still live in a strong economy in a deflationary world in which many prices are falling. Just look at online stock trading prices and the discounts available from online bookstores for evidence of deflation.

It is important to keep inflation in mind when investors determine what constitutes a good rate of return. Simply put, a yield of 6% with 2% inflation is still a solid return, especially once the psychology of an advancing stock market begins to shift. When that happens, a steady 4% after-tax, after-inflation yield looks exceptionally good in addition to the benefit of substantially less volatility.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 21, 1999

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/99, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Investment Grade Municipal Trust is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 5/31/99

                                                  Lehman Bros.
                                       Market      Municipal    Consumer
                              NAV      price      Bond Index   price index
---------------------------------------------------------------------------
6 months                     1.18%      0.77%        0.80%         1.34%
---------------------------------------------------------------------------
1 year                       4.63      11.90         4.67          2.09
---------------------------------------------------------------------------
5 years                     38.39      61.71        41.51         12.68
Annual average               6.71      10.09         7.19          2.42
---------------------------------------------------------------------------
Life of fund (10/26/89)    118.98     151.20       105.16         32.32
Annual average               8.52      10.08         7.79          2.97
---------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TOTAL RETURN FOR PERIODS ENDED 6/30/99 (most recent calendar quarter)

                                       NAV           Market price
---------------------------------------------------------------------------
6 months                             -0.38%             -3.89%
---------------------------------------------------------------------------
1 year                                3.12               3.85
---------------------------------------------------------------------------
5 years                              37.31              54.54
Annual average                        6.55               9.10
---------------------------------------------------------------------------
Life of fund (10/26/89)             116.34             143.92
Annual average                        8.30               9.65
---------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/99

-----------------------------------------------------------------------------
Distributions (common shares)
-----------------------------------------------------------------------------
Number                                                 6
-----------------------------------------------------------------------------
Income                                              $0.4812
-----------------------------------------------------------------------------
Capital gains1                                         --
-----------------------------------------------------------------------------
  Total                                             $0.4812
-----------------------------------------------------------------------------
Preferred shares                           Series A (1,400 shares)
-----------------------------------------------------------------------------
Income                                             $1,607.96
-----------------------------------------------------------------------------
Capital gains1                                         --
-----------------------------------------------------------------------------
  Total                                            $1,607.96
-----------------------------------------------------------------------------
Share value (common shares)                     NAV         Market price
-----------------------------------------------------------------------------
11/30/98                                      $11.98          $14.937
-----------------------------------------------------------------------------
5/31/99                                        11.64           14.562
-----------------------------------------------------------------------------
Current return (common shares/end of period)
-----------------------------------------------------------------------------
Current dividend rate2                          8.25%           6.59%
-----------------------------------------------------------------------------
Taxable equivalent3                            13.65           10.91
-----------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs and may pose different risks than the fund. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



A guide to the financial statements

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the amounts listed in the Statement of Operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.




The fund's portfolio
May 31, 1999 (Unaudited)


KEY TO ABBREVIATIONS
AMBAC           -- AMBAC Indemnity Corporation
COP             -- Certificate of Participation
FGIC            -- Financial Guaranty Insurance Company
FSA             -- Financial Security Assurance
GNMA Coll.      -- Government National Mortgage Association Collateralized
G.O. Bonds      -- General Obligation Bonds
IFB             -- Inverse Floating Rate Bonds
MBIA            -- Municipal Bond Investors Assurance Corporation

MUNICIPAL BONDS AND NOTES (97.4%) (a)
PRINCIPAL AMOUNT                                                                                RATING(RAT)          VALUE
Alabama (1.6%)
--------------------------------------------------------------------------------------------------------------------------
     $    5,500,000  Gadsden East, Med. Clinic Board Rev. Bonds
                       (Baptist Hosp. of Gadsden Inc.), Ser. A,
                       7.8s, 11/1/21                                                            BBB         $    6,105,000

Arkansas (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Northwest Regl. Apt. Auth. Rev. Bonds, 7s, 2/1/10                          BB-/P            4,350,000

California (6.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Anaheim, Pub. Fin. Auth. IFB, MBIA, 9.32s,
                       12/28/18                                                                 Aaa              2,570,000
          4,650,000  CA State U. IFB, AMBAC, 10.088s, 11/1/21
                       (acquired 3/2/92, cost $4,659,603) (RES)                                 Aaa              5,295,188
          1,750,000  CA Statewide Cmnty. Dev. Auth. COP
                       (The Internext Group), 5 3/8s, 4/1/30                                    BBB              1,690,938
          5,200,000  Central Valley Fin. Auth. Rev. Bonds
                       (Carson Ice-Cogeneration), 6s, 7/1/09                                    BBB/P            5,499,000
                     Los Angeles Cnty., Metro. Trans. Auth. Sales
                       Tax Rev. Bonds
          3,235,000    1st Tier Lien, Ser. A, MBIA , 5 3/4s, 7/1/11                             Aaa              3,558,500
          3,030,000    2nd Tier Lien, MBIA 5 5/8s, 7/1/11                                       Aaa              3,310,275
          1,400,000  Orange Cnty., Local Trans. Auth. IFB, FGIC,
                       8.468s, 2/14/11 (acquired 2/6/96,
                       cost $1,474,153) (RES)                                                   Aaa              1,620,500
                                                                                                            --------------
                                                                                                                23,544,401

Colorado (8.6%)
--------------------------------------------------------------------------------------------------------------------------
                     CO Hsg. Fin. Auth. Rev. Bonds (Single Fam.), Ser. B-2
          2,000,000    7s, 5/1/26                                                               Aa2              2,202,500
          1,000,000    6.8s, 11/1/28                                                            Aa2              1,111,250
                     Denver, City & Cnty. Arpt. Rev. Bonds
            735,000    Ser. A, 8 3/4s, 11/15/23                                                 Baa1               814,013
            265,000    Prerefunded, Ser. A, 8 3/4s, 11/15/23                                    Aaa                299,781
          4,365,000    Ser. A, 8 1/2s, 11/15/23                                                 Baa1             4,686,919
                     Denver, City & Cnty. Arpt. Rev. Bonds
            410,000    Prerefunded, Ser. A, 8 1/2s, 11/15/23                                    Aaa                445,875
          4,480,000    Ser. A, 8 1/4s, 11/15/12                                                 Baa1             4,816,000
            420,000    Prerefunded, Ser. A, 8 1/4s, 11/15/12                                    Aaa                455,175
          3,820,000    Ser. A, 8s, 11/15/25                                                     Baa1             4,096,950
          1,380,000    Prerefunded, Ser. A, 8s, 11/15/25                                        Aaa              1,511,100
          6,330,000    Ser. A, 7 3/4s, 11/15/21                                                 Baa1             6,891,788
          1,670,000    Prerefunded, Ser. A, 7 3/4s, 11/15/21                                    Aaa              1,849,525
          3,000,000    Ser. D, 7 3/4s, 11/15/13                                                 Baa1             3,716,250
                                                                                                            --------------
                                                                                                                32,897,126

Connecticut (1.8%)
--------------------------------------------------------------------------------------------------------------------------
          4,825,000  CT State Dev. Auth. Poll. Control Rev. Bonds
                       (New England Power Co.), 7 1/4s, 10/15/15                                A1               4,990,642
          2,000,000  CT State Resource Recvy. Auth. Muni. Rev.
                       Bonds (Bridgeport Service Fee), Ser. A,
                       7 1/2s, 1/1/09                                                           A2               2,043,200
                                                                                                            --------------
                                                                                                                 7,033,842

Florida (3.5%)
--------------------------------------------------------------------------------------------------------------------------
         10,525,000  Broward Cnty., Resource Recvy. Rev. Bonds
                       (SES Broward Cnty. LP South), 7.95s, 12/1/08                             A3              11,029,674
          2,000,000  Hernando Cnty., Indl. Dev. Rev. Bonds
                       (FL Crushed Stone Co.), 8 1/2s, 12/1/14                                  B+/P             2,287,500
                                                                                                            --------------
                                                                                                                13,317,174

Georgia (2.9%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Burke Cnty., Dev. Auth. Poll. Control Rev. Bonds
                       (Oglethorpe Pwr. Co. Vogtle), MBIA, 8s, 1/1/22                           Aaa              4,630,000
          4,800,000  De Kalb Cnty., Muni. Hsg. Auth. Rev. Bonds
                       (Briarcliff Park Apts.), Ser. A, 7 1/2s, 4/1/17                          AAA              5,346,000
          1,000,000  GA Med. Ctr. Hosp. Auth. IFB (Columbus Regl.
                       Hlth. Care Syst.), Ser. B, MBIA, 9.104s, 8/1/10                          Aaa              1,165,000
                                                                                                            --------------
                                                                                                                11,141,000

Hawaii (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          5,500,000  HI State Dept. of Budget & Fin. Special Purpose
                       Mtge. IFB, 8.473s, 11/1/21                                               AA-              6,276,875

Illinois (5.3%)
--------------------------------------------------------------------------------------------------------------------------
          8,405,000  Chicago, Midway Arpt. Rev. Bonds, Ser. A, MBIA,
                       5 1/8s, 1/1/35                                                           Aaa              7,911,206
                     Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          2,335,000    (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18                          Baa2             2,542,231
          6,500,000    (American Airlines, Inc.), 8.2s, 12/1/24                                 Baa1             7,629,375
          2,500,000  IL, Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist
                       Hlth. Syst./Sunbelt Obligation), 5.65s, 11/15/24                         A-               2,428,125
                                                                                                            --------------
                                                                                                                20,510,937

Indiana (2.5%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  IN State Dev. Fin. Auth. Rev. Bonds (USX Corp.),
                       5.6s, 12/1/32                                                            Baa2             4,887,500
            215,000  Indiana Bond Bank Rev. Bonds (Special Loan
                       Program), Ser. B, 8 1/2s, 2/1/18                                         A+                 218,548
          3,000,000  Indianapolis Indl. Arpt. Auth. Special Fac. Rev.
                       Bonds (United Airlines), Ser. A, 6 1/2s, 11/15/31                        Baa2             3,221,250
          1,000,000  Rockport, Indl. Poll. Ctrl. Rev. Bonds (Indiana-
                       Michigan Pwr.), Ser. B, FGIC, 7.6s, 3/1/16                               Aaa              1,077,500
                                                                                                            --------------
                                                                                                                 9,404,798

Kansas (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          4,500,000  Burlington, Poll. Control Rev. Bonds (Kansas
                       Gas & Electric Co.), MBIA, 7s, 6/1/31                                    Aaa              4,837,500

Kentucky (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Kenton Cnty., Special Fac. Arpt. Rev. Bonds
                       (Delta Airlines), Ser. A, 7 1/2s, 2/1/12                                 Baa3             4,335,000

Louisiana (7.2%)
--------------------------------------------------------------------------------------------------------------------------
          9,250,000  St. Charles Parish, Poll. Control Rev. Bonds
                       (LA Pwr. & Lt. Co.), 8s, 12/1/14                                         Baa3             9,667,638
                     W. Feliciana, Parish Poll. Control Rev. Bonds
                       (Gulf States Util. Co.)
          2,500,000    8s, 12/1/24                                                              Ba1              2,589,450
          5,100,000    Ser. II, 7.7s, 12/1/14                                                   Ba1              5,565,375
          3,000,000    Ser. III, 7.7s, 12/1/14                                                  Ba1              3,273,750
          6,000,000    Ser. A, 7 1/2s, 5/1/15                                                   BB+              6,555,000
                                                                                                            --------------
                                                                                                                27,651,213

Maine (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  ME Fin. Auth. Solid Waste Recycling Fac. Rev.
                       Bonds (Great Northern Paper-Bowater),
                       7 3/4s, 10/1/22                                                          Baa1             5,525,000

Maryland (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          3,035,000  MD Econ. Dev. Corp. Hlth. Care Facs. Rev.
                       Bonds (Crescent Cities), Ser. A, GNMA Coll.,
                       5.45s, 12/20/37                                                          AAA              3,038,794
          2,000,000  MD State Hlth. & Higher Edl. Fac. Auth. Rev.
                       Bonds (Doctors Cmnty. Hosp.), 8 3/4s, 7/1/12                             Aaa              2,154,580
                                                                                                            --------------
                                                                                                                 5,193,374

Massachusetts (5.5%)
--------------------------------------------------------------------------------------------------------------------------
          8,750,000  MA State Hlth. & Edl. Fac. Auth. IFB (Med. Ctr.
                       of Central MA), Ser. B, AMBAC, 9.47s, 6/23/22                            Aaa             11,210,938
          4,000,000  MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                         Baa3             4,355,000
          5,000,000  MA State Indl. Fin. Agcy. Rev. Bonds (Cape Cod
                       Hlth. Syst. Issue), 8 1/2s, 11/15/20                                     Aaa              5,450,000
                                                                                                            --------------
                                                                                                                21,015,938

Michigan (2.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,695,000  Detroit, Dev. Fin. Auth. Tax Increment Rev. Bonds,
                       Ser. A, 9 1/2s, 5/1/21                                                   BBB+/P           2,021,288
          2,200,000  Detroit, Wtr. Supply Syst. IFB, FGIC, 9.17s, 7/1/22                        Aaa              2,532,750
          2,800,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                       (Mercy Svcs. for Aging), 9.4s, 5/15/20                                   Aaa              2,976,764
                                                                                                            --------------
                                                                                                                 7,530,802

Missouri (3.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                               Aa2              2,803,125
          8,900,000  SCA Tax Exempt Trust Multi-Fam. Mtge. Rev.
                       Bonds (Whispering Lake), Ser. A-11, FSA,
                       7.1s, 1/1/30                                                             Aaa              9,578,625
                                                                                                            --------------
                                                                                                                12,381,750

Nebraska (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,500,000  NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                       Ser. B, GNMA Coll., 11.623s, 3/15/22                                     Aaa              1,606,200

Nevada (2.6%)
--------------------------------------------------------------------------------------------------------------------------
                     Clark Cnty., Indl. Dev. Rev. Bonds
          6,500,000    (NV Pwr. Co.), 7.8s, 6/1/20                                              Baa3             6,818,955
          3,000,000    (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32                            Baa2             3,273,750
                                                                                                            --------------
                                                                                                                10,092,705

New York (6.2%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                       Ser. A, 5 1/4s, 12/1/26                                                  A-               3,910,000
          2,000,000  NY City, Indl. Dev. Agcy. Rev. Bonds (Brooklyn
                       Navy Yard Cogen. Partners), Ser. G, 5 3/4s,
                       10/1/36                                                                  Baa3             2,035,000
          4,100,000  NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                       Ser. C, 5 3/4s, 6/15/26                                                  A1               4,279,375
                     NY State Dorm. Auth. Rev. Bonds
          4,500,000    (City U. Syst.), Ser. F, 7 7/8s, 7/1/17                                  Aaa              4,803,930
          6,250,000    (State U. Edl. Fac.), Ser. A, 7.7s, 5/15/12                              Aaa              6,630,375
          2,000,000    (City U. Syst.), Ser. A, 7 5/8s, 7/1/20                                  Aaa              2,130,940
                                                                                                            --------------
                                                                                                                23,789,620

North Carolina (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  NC Muni. Pwr. Agcy. Syst. Rev. Bonds,
                       Ser. A, 5 3/4s, 1/1/26                                                   BBB              2,000,000

Ohio (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  OH State Air Quality Dev. Auth. Rev. Bonds
                       (Cleveland Co.), FGIC, 8s, 12/1/13                                       Aaa              5,668,750

Pennsylvania (4.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Allegheny Cnty., Res. Fin. Auth. Rev. Bonds, Ser. M,
                       GNMA Coll., 7.9s, 6/1/11                                                 Aaa              2,080,000
          5,000,000  Montgomery Cnty., Indl. Dev. Auth. Resource
                       Recvy. Rev. Bonds, 7 1/2s, 1/1/12                                        A                5,243,750
          7,600,000  PA State Higher Ed. Assistance Agcy. IFB, Ser. B,
                       MBIA, 11.463s, 3/1/20                                                    Aaa              8,407,500
                                                                                                            --------------
                                                                                                                15,731,250

Tennessee (3.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,600,000  Metropolitan Govt. Nashville & Davidson Cnty.,
                       Tenn. Wtr. & Swr. IFB, AMBAC, 8.783s, 1/1/22                             Aaa              2,970,500
         10,900,000  SCA Tax Exempt Trust Multi-Fam. Mtge. Rev.
                       Bonds (Steeplechase Falls), Ser. A-10, FSA,
                       7 1/8s, 1/1/30                                                           Aaa             11,990,000
                                                                                                            --------------
                                                                                                                14,960,500

Texas (11.6%)
--------------------------------------------------------------------------------------------------------------------------
         11,500,000  Alliance, Arpt. Auth. Rev. Bonds (Federal
                       Express Corp.), 6 3/8s, 4/1/21                                           Baa2            12,218,750
          2,500,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11                                AAA/P            2,846,875
          5,000,000  Brazos River, Poll. Control Auth. Rev. Bonds
                       (TX Utils. Elec. Co.), Ser. A, 7 7/8s, 3/1/21                            A3               5,362,500
          2,500,000  Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp.
                       Rev. Bonds (American Airlines, Inc.),
                       7 1/2s, 11/1/25                                                          Baa1             2,650,000
          3,000,000  Houston, Arpt. Syst. Rev. Bonds (Continental),
                       Ser. B, 5.7s, 7/15/29                                                    Ba1              2,936,250
          4,390,000  Matagorda Cnty., Poll. Control Rev. Bonds
                       (Houston Pwr. & Lt. Co.), Ser. D, FGIC,
                       7.6s, 10/1/19                                                            Aaa              4,531,354
          8,000,000  North Central Hlth. Fac. Dev. Corp. IFB
                       (Presbyterian Hlth. Care Syst.), Ser. C,
                       MBIA, 9.605s, 6/22/21                                                    Aaa              9,170,000
          4,500,000  TX State G.O. Bonds (Nat'l. Research Lab.
                       Communication Superconductor), 7 1/8s, 4/1/20                            Aaa              4,729,410
                                                                                                            --------------
                                                                                                                44,445,139

Utah (4.6%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Carbon Cnty., Solid Waste Disp. Rev. Bonds
                       (Ladilaw Env.), Ser. A, 7.45s, 7/1/17                                    B/P              3,288,750
         13,000,000  Utah Pwr. Supply Rev. Bonds (Intermountain
                       Pwr. Agcy.), Ser. A, MBIA, 6.15s, 7/1/14                                 Aaa             14,495,000
                                                                                                            --------------
                                                                                                                17,783,750

Vermont (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          4,700,000  VT Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                       (Brattleboro Memorial Hosp.), 7s, 3/1/24                                 BBB+             5,246,375

Wisconsin (2.5%)
--------------------------------------------------------------------------------------------------------------------------
          3,400,000  WI Hsg. & Econ. Dev. Auth. Rev. Bonds, Ser. B,
                       7.05s, 11/1/22                                                           A1               3,616,750
          5,600,000  WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (United Hlth. Group, Inc.), Ser. B, MBIA,
                       5 1/2s, 2020                                                             Aaa              5,768,000
                                                                                                            --------------
                                                                                                                 9,384,750
                                                                                                            --------------
                     Total Municipal Bonds and Notes (cost $357,653,059)                                    $  373,760,769

PREFERRED STOCKS (0.5%) (a) (cost $2,000,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    2,000,000  MuniMae Tax Exempt Bond Subsidiary, LLC 144A,
                       6 7/8s, 6/30/49 (acquired 5/7/99,
                       cost $2,000,000) (RES)                                                   BB/P        $    2,020,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $359,653,059) (b)                                              $  375,780,769
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $383,564,136.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      May 31, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1999.
      Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $359,653,059, resulting in gross unrealized appreciation and depreciation of $19,822,979 and $3,695,269, respectively, or net unrealized appreciation of $16,127,710.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 1999 was $8,935,688 or 2.3% of net assets.

      The rates shown on IFB's, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at May 31, 1999.

      The fund had the following industry group concentrations greater than 10% at May 31, 1999 (as a percentage of net assets):

          Utilities                 24.9%
          Transportation            22.4
          Hospitals/health care     16.5
          Housing                   11.1

      The fund had the following insurance concentration greater than 10% at May 31, 1999 (as a percentage of net assets):

          MBIA                      17.6%

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1999 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $359,653,059 (Note 1)                                             $375,780,769
-----------------------------------------------------------------------------------------------
Cash                                                                                    423,903
-----------------------------------------------------------------------------------------------
Interest receivable                                                                   6,797,776
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        3,009,792
-----------------------------------------------------------------------------------------------
Total assets                                                                        386,012,240

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 1,674,152
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            686,640
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               31,057
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            11,786
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,116
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   43,353
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     2,448,104
-----------------------------------------------------------------------------------------------
Net assets                                                                         $383,564,136

Represented by
-----------------------------------------------------------------------------------------------
Series A remarketed preferred shares, (1,400 shares
authorized and outstanding at $100,000 per share) (Note 4)                         $140,000,000
-----------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)             232,541,343
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          2,579,420
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (7,684,337)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           16,127,710
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $383,564,136

Computation of net asset value
-----------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                               $140,000,000
-----------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                           56,896
-----------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                             $140,056,896
-----------------------------------------------------------------------------------------------
Net assets available to common shares                                              $243,507,240
-----------------------------------------------------------------------------------------------
Net asset value per common share
($243,507,240 divided by 20,927,598 shares)                                              $11.64
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended May 31, 1999 (Unaudited)
Tax exempt interest income:                                                         $12,936,943
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      1,335,526
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          155,634
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         4,988
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          3,263
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  10,185
-----------------------------------------------------------------------------------------------
Registration fees                                                                            75
-----------------------------------------------------------------------------------------------
Auditing                                                                                 36,005
-----------------------------------------------------------------------------------------------
Legal                                                                                     7,675
-----------------------------------------------------------------------------------------------
Postage                                                                                   7,237
-----------------------------------------------------------------------------------------------
Exchange listing fees                                                                    16,505
-----------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                  196,555
-----------------------------------------------------------------------------------------------
Other                                                                                     5,811
-----------------------------------------------------------------------------------------------
Total expenses                                                                        1,779,459
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (12,074)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          1,767,385
-----------------------------------------------------------------------------------------------
Net investment income                                                                11,169,558
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        737,892
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                         (6,874,734)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                              (6,136,842)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $ 5,032,716
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                         May 31     November 30
                                                                                          1999*            1998
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $ 11,169,558    $ 22,137,047
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                 737,892      (1,368,499)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                            (6,874,734)      2,425,356
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  5,032,716      23,193,904

Distributions to remarketed preferred shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                           (2,251,143)     (5,081,552)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed
preferred shares of $56,896 and $36,822 respectively)                                 2,781,573      18,112,352
---------------------------------------------------------------------------------------------------------------

Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                          (10,052,324)    (19,919,416)
---------------------------------------------------------------------------------------------------------------
Issuance of common shares in connection with
reinvestment of distributions                                                         1,213,338       2,597,553
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                              (6,057,413)        790,489

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 389,621,549     388,831,060
---------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $2,579,420 and $3,713,329 respectively)                                  $383,564,136    $389,621,549
---------------------------------------------------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of period                                     20,838,596      20,646,799
---------------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions                           89,002         191,797
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at end of period                                           20,927,598      20,838,596
---------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
and end of period                                                                         1,400           1,400
---------------------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------
                                 Six months
                                    ended
Per-share                           May 31
operating performance            (Unaudited)                                 Year ended November 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of period (common shares)         $11.98           $12.05           $11.94           $12.37           $11.22           $13.44
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .53             1.07             1.09             1.06             1.17             1.20
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.28)             .06              .23             (.28)            1.23            (2.03)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations     .25             1.13             1.32              .78             2.40             (.83)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net investment income
------------------------------------------------------------------------------------------------------------------------------------
to Common Shareholders              (.48)            (.96)            (.96)            (.96)            (.94)            (.97)
------------------------------------------------------------------------------------------------------------------------------------
to Preferred Shareholders           (.11)            (.24)            (.25)            (.25)            (.28)            (.19)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments
------------------------------------------------------------------------------------------------------------------------------------
to Common Shareholders                --               --               --               --               --             (.21)
------------------------------------------------------------------------------------------------------------------------------------
to Preferred Shareholders             --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments
------------------------------------------------------------------------------------------------------------------------------------
to Common Shareholders                --               --               --               --             (.02)            (.02)
------------------------------------------------------------------------------------------------------------------------------------
to Preferred Shareholders             --               --               --               --(d)          (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.59)           (1.20)           (1.21)           (1.21)           (1.25)           (1.39)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                   $11.64           $11.98           $12.05           $11.94           $12.37           $11.22
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                  $14.562          $14.937          $14.750          $13.625          $13.500          $11.880
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at market price
(common shares) (%)(a)               .77*            8.73            16.25             8.65            22.95            (6.74)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)     $383,564         $389,622         $388,831         $384,490         $391,003         $364,814
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)         .72*            1.47             1.43             1.49             1.50             1.45
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)        3.59*            6.82             7.13             6.84             7.50             8.07
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              6.09*           14.44            26.91           146.43           122.65            78.97
------------------------------------------------------------------------------------------------------------------------------------

  * Not annualized

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(d) Distributions in excess of net realized gain to the preferred stockholders amounted to less than $0.01 per common share.




Notes to financial statements
May 31, 1999 (Unaudited)

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities that Putnam Investment Management Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments Inc., believes do not involve undue risk to income or principal. Under normal market conditions, the fund will invest at least 80% of its total assets in tax-exempt municipal securities rated "investment grade" at the time of investment or, if not rated, determined by Putnam Management to be of comparable quality.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value and other investments including restricted securities are stated at fair market value following procedures approved by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1998, the fund had a capital loss carryover of approximately $4,259,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                   Expiration
--------------               -----------------
    $1,985,000               November 30, 2004
       612,000               November 30, 2005
     1,662,000               November 30, 2006

D) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. If the market price of your fund's shares is equal to or exceeds their net asset value on the payment date, you will be issued shares of the fund at a value equal to the higher of the net asset value or 95% of the market price on that date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven-day period. The applicable dividend rate for the remarketed preferred shares on May 31, 1999 was 3.245%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

E) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund, including those allocated to the remarketed preferred shares. Such fee is based on the annual rate of 0.70% of the average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended May 31, 1999, fund expenses were reduced by $12,074 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $530 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended May 31, 1999, purchases and sales of investment securities other than short-term investments aggregated $36,319,869 and $23,175,895, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Additionally, the fund has authorized a separate series of 2,000 Serial Remarketed Preferred shares, which are issuable only under certain conditions in exchange for Series A shares. No Serial Remarketed Preferred shares are currently outstanding.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At May 31, 1999, no such restrictions have been placed on the fund.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminv.com) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


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